BENTLEY PHARMACEUTICALS, INC.
                                65 LAFAYETTE ROAD
                                   THIRD FLOOR
                             NORTH HAMPTON, NH 03862

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   May 9, 2001

                                  ------------

                                                               North Hampton, NH
                                                                   April 3, 2001
To the Stockholders of
Bentley Pharmaceuticals, Inc.

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 9, 2001 at 11:00 a.m., local time at the Hyatt Harborside Hotel at Boston's Logan International Airport located at 101 Harborside Drive, Boston, Massachusetts 02128 for the purpose of considering and acting upon the following matters:

     (1)  The  election  of three  Class II  Directors  to serve  until the 2004
          Annual   Meeting  of   Stockholders,   or  until  the   election   and
          qualification of their respective successors;

     (2)  A proposal to approve the Company's 2001 Employee Stock Option Plan;

     (3) A proposal to approve the Company's 2001 Directors' Stock Option Plan; and

     (4) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on April 3, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A complete list of the Stockholders entitled to vote will be available for inspection by any Stockholder during the Meeting; in addition, the list will be open for examination by any Stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting, at the Company's principal place of business located at 65 Lafayette Road, Third Floor, North Hampton, New Hampshire 03862.

         You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. THIS SOLICITATION IS BEING MADE ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                                       By Order of the Board of Directors
                                       MICHAEL D. PRICE
                                       Secretary

                          BENTLEY PHARMACEUTICALS, INC.
                                65 Lafayette Road
                                   Third Floor
                             North Hampton, NH 03862

                            -------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders

                                   May 9, 2001

                            ------------------------

         This Proxy Statement, to be mailed to stockholders on or about April 9, 2001, is furnished in connection with the solicitation by the Board of Directors of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the 2001 Annual Meeting of Stockholders of the Company to be held on May 9, 2001 at 11:00 a.m., local time at the Hyatt Harborside Hotel at Boston's Logan International Airport located at 101 Harborside Drive, Boston, Massachusetts 02128 and at any adjournments or postponements thereof (the "Meeting").

          All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as Directors and for the proposals to approve the Company's 2001 Employee Stock Option Plan and the Company's 2001 Directors' Stock Option Plan (together, the "Plans"). Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, 65 Lafayette Road, Third Floor, North Hampton, New Hampshire 03862, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

          Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on April 3, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 13,918,325 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors and the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve each of the Plans. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes will not be considered cast with respect to the proposal to elect Directors and the proposal to approve each of the Plans.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following  table sets forth  information as of March 23, 2001 as to
(i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's Common Stock beneficially owned by all executive officers and directors of the Company as a group.


                                                               Amount and
                                                                Nature of
                                                                Beneficial              Percent
          Name and Address of Beneficial Owner                 Ownership (1)            of Class
          ------------------------------------                 -------------            --------

          Michael McGovern, J.D., C.P.A.                          2,636,228(2)            17.19%
          5910 Long Island Drive
          Atlanta, GA 30328


          Renaissance U.S. Growth and Income Trust PLC            1,104,400(3)             7.93%
          8080 North Central Expressway
          Suite 210, LB59
          Dallas, TX  75206-1857


          Renaissance Capital Growth and Income Fund III, Inc.      924,979(4)             6.63%
          8080 North Central Expressway
          Suite 210, LB59
          Dallas, TX  75206-1857


          James R. Murphy                                           835,071(5)             5.69%
          4 John Starke Lane
          North Hampton, NH 03842


          All executive officers and                              6,781,516(6)            39.38%
          directors as a group (10 persons)

--------------------------------



(1)      Except  as  otherwise  indicated,   all  shares  of  Common  Stock  are
         beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 1,313,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable Class B Warrants, 65,328 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable stock purchase options and 25,000 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to stock purchase options that are scheduled to vest and become exercisable within 60 days. Excludes 86,000 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

               (Footnote explanations continue on following page)

(3) Based upon information contained in Amendment No. 5 to Schedule 13G, dated December 26, 2000, and Form 4's filed by Mr. Cleveland, President and Director of Renaissance U.S. Growth and Income Trust PLC and a Director of the Company.

(4) Based upon information contained in Amendment No. 7 to Schedule 13G, dated December 7, 2000, and Form 4's filed by Mr. Cleveland, President and CEO of Renaissance Capital Growth and Income Fund III, Inc. and a Director of the Company. Includes 7,779 shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. has the right to acquire pursuant to presently exercisable stock purchase options. Excludes 12,012 shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(5) Includes 1,300 shares of Common Stock owned by Mr. Murphy's sons, as to which Mr. Murphy disclaims beneficial ownership, and 2,784 shares of Common Stock held in Mr. Murphy's 401(k) Retirement Plan. Also, includes 728,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options and 1,500 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable Class B Warrants. Excludes 17,400 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

 (6)     Includes  1,401  shares of Common  Stock  owned by  family  members  of certain of the current Executive Officers and Directors, as to which such Executive Officers and Directors disclaim beneficial ownership. Also includes 1,946,456 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options, 1,321,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable Class B Warrants, 8,432 shares of Common Stock held in 401(k) Retirement Plan accounts of certain of the current Executive Officers and Directors and 9,970 shares of Common Stock held the IRA account of a certain Executive Officer and Director. Also includes 1,104,400 shares of Common Stock held by Renaissance U.S. Growth and Income Trust PLC, of which Russell Cleveland, a director of the Company, serves as President and Director and 917,200 shares of Common Stock held by Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as President and CEO, as to all of which shares Mr.
         Cleveland disclaims beneficial ownership. Also includes 7,779 and 9,121shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital Group, Inc., respectively, have the right to acquire pursuant to presently exercisable stock purchase options. Excludes 335,300, 12,012 and 15,288 shares of Common Stock which certain of the current Executive Officers and Directors, Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital Group, Inc., respectively, have the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days. Mr. Cleveland is a Director of the Company and an executive officer of Renaissance Capital Group, Inc., which is the Investment Advisor to Renaissance Capital Growth and Income Fund III, Inc. and the Investment Manager to Renaissance U. S. Growth and Income Trust PLC.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of March 23, 2001 as to (i) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current executive officers and directors as a group.



                                                              Amount and Nature of      Percent
Name                                                         Beneficial Ownership (1)   of Class
----                                                         ------------------------   --------

James R. Murphy                                                  835,071(2)                5.69%
Chairman of the Board, President,
Chief Executive Officer and Director

Robert M. Stote, M.D.                                            617,903(3)                4.26%
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                                                 469,519(4)                3.26%
Vice President, Chief
Financial Officer, Secretary,
Treasurer and Director

Robert J. Gyurik                                                   92,699(5)               *
Vice President of Pharmaceutical
Development and Director

Jordan A. Horvath                                                   3,300(6)               *
Vice President and General Counsel

Charles L. Bolling                                                 48,328(7)               *
Director

Russell Cleveland                                               2,038,500(8)              14.61%
Director

Miguel Fernandez                                                   22,368(9)               *
Director

Michael McGovern, J.D., C.P.A.                                 2,636,228(10)              17.19%
Director

William A. Packer                                                 17,600(11)               *
Director

All executive officers
and directors as a group (10 persons)                          6,781,516(12)              39.38%
---------------------------------
     *   Less than one percent

               (Footnote explanations continue on following page)

(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held by the persons named.

(2) Includes 1,300 shares of Common Stock owned by Mr. Murphy's sons, as to which Mr. Murphy disclaims beneficial ownership, and 2,784 shares of Common Stock held in Mr. Murphy's 401(k) Retirement Plan. Also, includes 728,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options and 1,500 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable Class B Warrants. Excludes 17,400 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(3) Includes 1,703 shares of Common Stock held in Dr. Stote's 401(k) Retirement Plan, 567,500 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options and 5,000 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable Class B Warrants.

(4) Includes 101 shares of Common Stock owned by Mr. Price's son, as to which Mr. Price disclaims beneficial ownership, and 2,216 shares of Common Stock held in Mr. Price's 401(k) Retirement Plan. Also includes 446,500 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options.

(5) Includes 9,970 shares of Common Stock and 1,000 shares of Common Stock issuable upon exercise of Class B Warrants owned by Mr. Gyurik's IRA and 1,729 shares of Common Stock held in Mr. Gyurik's 401(k) Retirement Plan. Also includes 40,000 shares of Common Stock which Mr. Gyurik has the right to acquire pursuant to presently exercisable stock options.

(6) Excludes 150,000 shares of Common Stock which Mr. Horvath has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(7) Includes 40,328 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options. Excludes 27,300 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(8) Includes 1,104,400 shares of Common Stock held by Renaissance U.S. Growth and Income Trust PLC, of which Mr. Cleveland serves as President and Director, and 917,200 shares of Common Stock held by Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as President and CEO, as to all of which shares Mr. Cleveland disclaims beneficial ownership. Also includes 7,779 and 9,121shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital Group, Inc., respectively, have the right to acquire pursuant to presently exercisable stock purchase options. Excludes 12,012 and 15,288 shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital Group, Inc., respectively, have the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days. Mr. Cleveland is a Director of the Company and an executive officer of Renaissance Capital Group, Inc., which is the Investment Advisor to Renaissance Capital Growth and Income Fund III, Inc. and the Investment Manager to Renaissance U. S. Growth and Income Trust PLC.

(9) Includes 16,900 shares of Common Stock which Mr. Fernandez has the right to acquire pursuant to presently exercisable stock purchase options. Excludes 27,300 shares of Common Stock which Mr. Fernandez has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(10) Includes 1,313,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable Class B Warrants, 65,328 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable stock purchase options and 25,000 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to stock purchase options that are scheduled to vest and become exercisable within 60 days. Excludes 86,000 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(11) Includes 16,900 shares of Common Stock which Mr. Packer has the right to acquire pursuant to presently exercisable stock purchase options. Excludes 27,300 shares of Common Stock which Mr. Packer has the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days.

(12)     Includes  1,401  shares of Common  Stock  owned by  family  members  of certain of the current Executive Officers and Directors, as to which such Executive Officers and Directors disclaim beneficial ownership. Also includes 1,946,456 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options, 1,321,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable Class B Warrants, 8,432 shares of Common Stock held in 401(k) Retirement Plan accounts of certain of the current Executive Officers and Directors and 9,970 shares of Common Stock held the IRA account of a certain Executive Officer and Director. Also includes 1,104,400 shares of Common Stock held by Renaissance U.S. Growth and Income Trust PLC, of which Russell Cleveland, a director of the Company, serves as President and Director and 917,200 shares of Common Stock held by Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as President and CEO, as to all of which shares Mr.
         Cleveland disclaims beneficial ownership. Also includes 7,779 and 9,121shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital Group, Inc., respectively, have the right to acquire pursuant to presently exercisable stock purchase options. Excludes 335,300, 12,012 and 15,288 shares of Common Stock which certain of the current Executive Officers and Directors, Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital Group, Inc., respectively, have the right to acquire pursuant to stock purchase options which are not vested and not exercisable within 60 days. Mr. Cleveland is a Director of the Company and an executive officer of Renaissance Capital Group, Inc., which is the Investment Advisor to Renaissance Capital Growth and Income Fund III, Inc. and the Investment Manager to Renaissance U. S. Growth and Income Trust PLC.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees included in Class II below are being presented for election as Class II Directors to hold office until the 2004 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the person listed under the heading "Nominees" below as Directors. The nominees have indicated to the Company their availability for election; Messrs. Bolling, Gyurik and Packer are presently directors. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for a substitute. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

          The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.

                                                                                        Class of       Year
                                             Positions with                             Director       First
                                             the Company                                (Upon          Became
Name                            Age          Presently Held                             Election)     Director
----                            ---          --------------                             ---------     --------

Nominees:

Charles L. Bolling              77           Director                                    II             1991

Robert J. Gyurik                54           Vice President of Pharmaceutical            II             1998
                                             Development and Director

William A. Packer               66           Director                                    II             1999

Directors Whose Terms of Office
Continue After the Meeting:

Russell Cleveland               62           Director                                    I              1999

Miguel Fernandez                70           Director                                    III            1999

Michael McGovern                57           Director                                    I              1997

James R. Murphy                 51           Chairman of the Board, President,           III            1993
                                             Chief Executive Officer and Director

Michael D. Price                43           Vice President, Chief Financial             I              1995
                                             Officer, Secretary, Treasurer
                                             and Director

Robert M. Stote, M.D.           61           Senior Vice President, Chief                III            1993
                                             Science Officer and Director


BACKGROUND OF NOMINEES

         CHARLES L. BOLLING served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at Smith Kline & French Laboratories. Mr. Bolling has been retired since 1986.

         ROBERT J. GYURIK became Vice President of Pharmaceutical Development of the Company in March 1999 and became a member of the Board of Directors in 1998. Prior to joining the Company, Mr. Gyurik served as Manager of Development and Quality Control at MacroChem Corporation, a position he held from 1993 to February 1999. From 1971 to 1993, Mr. Gyurik worked in various positions at SmithKline Beecham ranging from Associate Senior Investigator in the Nutrition/Production Enhancer Research Group and Pharmaceutical Development Group to Senior Medical Chemist in the Parasitology Research Group. Prior thereto, Mr. Gyurik worked at Schering as a Medicinal Chemist. Mr. Gyurik attended Rutgers University and received a B.A. in Biology and Chemistry from Immaculata College. Mr. Gyurik is a member of the American Chemical Society, International Society for Chronobiology and the New York Academy of Sciences and holds a number of patents in the areas of drug delivery systems, medical devices and new drug discoveries.

         WILLIAM A. PACKER has been a business and industry consultant to a number of biopharmaceutical companies since 1998. From 1992 until 1998, Mr. Packer was President and Chief Financial Officer of Virus Research Institute, Inc., a publicly-owned biotechnology company. Prior to this, Mr. Packer was employed by SmithKline Beecham Plc ("SmithKline"), a major pharmaceutical company, where he held various senior management positions, the most recent as Senior Vice President, Biologicals, in which position he was responsible for the direction of SmithKline's global vaccine business. Mr. Packer is a Chartered Accountant.

BACKGROUND OF CONTINUING DIRECTORS

         RUSSELL CLEVELAND is the principal founder and the majority stockholder of Renaissance Capital Group, Inc. ("Renaissance"). Renaissance provides capital to emerging publicly-owned companies. For more than the past five years, Mr. Cleveland has served as President and Managing General Partner of Renaissance Capital Partners, Ltd., President and Director of Renaissance Capital Growth & Income Fund III, Inc., and a Director of Renaissance U.S. Growth and Income Trust PLC and BFS U.S. Special Opportunities Trust PLC. Mr. Cleveland's background includes executive positions with various major southwest regional brokerage firms. Mr. Cleveland also currently serves as a director of Danzer Corp. (formerly Global Environmental Corp.), Tutogen Medical, Inc. and Integrated Security Systems, Inc. Mr. Cleveland is a Chartered Financial Analyst and a graduate of the University of Pennsylvania, Wharton School of Finance and Commerce.

         MIGUEL FERNANDEZ served from 1980 to 1996 as President of the International Division and Corporate Vice President at Carter-Wallace, Inc., where he was responsible for all product lines outside of the United States. Prior thereto, Mr. Fernandez was employed for approximately eight years by SmithKline Beecham, where his last position was Vice President for Europe, where he was based. He also served in the capacity of Vice President for Latin America. Before SmithKline Beecham, Mr. Fernandez served as Managing Director of Warner Lambert in Argentina for two years. From 1962 to 1970, Mr. Fernandez was employed by Merck/Frost in Canada. Mr. Fernandez received a Bachelors of Commerce degree from the University of British Columbia and an MBA from the Ivey School of Business at the University of Western in Ontario, Canada. Mr. Fernandez has been retired since 1996.

         MICHAEL MCGOVERN, J.D., C.P.A. was named Vice Chairman of the Company in October 1999 and serves as President of McGovern Enterprises, a provider of corporate and financial consulting services, which he founded in 1975. Mr. McGovern is Chairman of the Board of Directors of Specialty Surgicenters, Inc., is the Vice Chairman of the Board of Directors of Employment Technologies, Inc. and is a Director on the corporate boards of Suburban Lodges of America Inc., Training Solutions Interactive, Inc., and the Reynolds Development Company. Mr. McGovern received a B.S. and M.S. in accounting and his Juris Doctor from the University of Illinois. Mr. McGovern is a Certified Public Accountant and a member of the state bar of Georgia and the American Bar Association.

         JAMES R. MURPHY became President and Chief Operating Officer of the Company on September 7, 1994, was named Chief Executive Officer effective January 1, 1995 and became Chairman of the Board on June 9, 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business
Development at MacroChem Corporation, a publicly-owned pharmaceutical company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a consultant to the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in basic pharmaceutical research and product development with SmithKline Beecham Corporation and in international business development with contract research and consulting laboratories. Mr. Murphy received a B.A. in Biology from Millersville University and attended the Massachusetts School of Law in 1993 and 1994.

         MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively. He has served the Company in other capacities since March 1992. Prior to joining the Company, Mr. Price was employed as a financial and management consultant with Carr Financial Group in Tampa, Florida from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc., in Tampa, Florida from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse in Tampa, Florida from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant in the State of Florida.

         ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving as Senior Vice President and Medical Director, Worldwide Medical Affairs from 1989 to 1992, and Vice President-Clinical Pharmacology-Worldwide from 1987 to 1989. From 1984 to 1987 Dr. Stote was Vice President-Phase I Clinical Research, North America. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote serves as a director of DataTrak, Inc. (formerly Collaborative Clinical Research, Inc.). Dr. Stote received a B.S. in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

         The Board of Directors has an Audit Committee, a Compensation Committee and a Strategic Planning Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the finances and reporting obligations of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Compensation Committee administers the Company's 1991 and 2001 Stock Option Plans and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers and employees that earn in excess of $100,000 annually. The Strategic Planning Committee advises the Board and Management with respect to the strategic direction of the Company. The Audit Committee currently consists of Messrs. Charles Bolling, Miguel Fernandez and William Packer; the Compensation Committee currently consists of Messrs. Charles Bolling, Russell Cleveland, Miguel Fernandez, Michael McGovern and William Packer; and the Strategic
Planning Committee currently consists of Messrs. Russell Cleveland, Miguel Fernandez, Michael McGovern, James Murphy and William Packer.

         During the Company's last fiscal year ended December 31, 2000, the Board of Directors held six meetings, the Audit Committee held two meetings and the Compensation Committee held four meetings. The Strategic Planning Committee held no formal meetings during the year ended December 31, 2000, however, the members held informal discussions at various times during the year. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he served as a Director in the fiscal year ended December 31, 2000 and meetings of each Committee on which such Director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during the fiscal year ended December 31, 2000 were Messrs. Charles L. Bolling, Miguel Fernandez, Michael McGovern and William Packer, all of whom are now and were at the time of service non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of the Company or another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

         The Company presently pays non-employee Director fees of $3,000 for each in-person meeting of the Board of Directors, $500 for each telephonic meeting, $500 for each committee meeting of the Board of Directors and reimburses expenses incurred in attending meetings. Total non-employee Director fee payments during the year ended December 31, 2000 totaled $66,500. Each non-employee director is automatically granted options to purchase a number of shares of Common Stock equal to 2/10 of 1% of the number of outstanding shares of Common Stock upon his or her election to the Board. Thereafter, each continuing non-employee director is entitled to receive, annually, options to purchase the number of shares of Common Stock equal to 2/10 of 1% of the number of outstanding shares of Common Stock. In addition, the Company has agreed to compensate the Vice Chairman for his time and efforts, which are in addition to other directors, by awarding him options to purchase 100,000 shares of Common Stock (25,000 on each of January 1, April 1, July 1, and October 1, 2000), for service during the years ending December 31, 2000 and 2001. During the year ended December 31, 2000, options to purchase 236,500 shares of Common Stock were granted at prices ranging from $5.87 to $10.75 per share, representing at least the fair market value of the Common Stock on the date of the grants. These options expire on dates ranging from January 3, 2010 to October 1, 2010.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the total compensation paid to or accrued by the Company for the account of the current Chief Executive Officer and the executive officers at December 31, 2000 whose total cash compensation for the year ended December 31, 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term Compensation
                                                                             --------------------------------
                                        Annual Compensation                          Awards          Payouts
                                        -------------------                  ----------------------  --------
                                                                                         Securities
                                                                  Other      Restricted  Underlying    LTIP        All
                                                                  Annual       Stock      Options/    Payouts     Other
Name and Principal Position     Year      Salary($)   Bonus($)  Comp.($)(1)   Awards($)    SARs(#)     ($)        Comp.
---------------------------     ----      ---------  ---------  -----------  ---------    --------    -------     -----
James R. Murphy (2)         Y/E 12/31/00   $366,923  $170,000     $12,000       ---        ---        ---       $10,500
Chairman of the Board,      Y/E 12/31/99   $295,577     ---         ---      $120,000      ---        ---       $ 5,000
President, Chief Executive  Y/E 12/31/98   $260,000  $ 37,381       ---         ---        ---        ---       $ 5,000
Officer and Director

Robert M. Stote (3)         Y/E 12/31/00   $ 94,589  $ 15,000      ---         ---         ---        ---       $10,500
Senior Vice President,      Y/E 12/31/99   $110,449     ---        ---       $ 22,500      ---        ---       $ 5,000
Chief Science Officer and   Y/E 12/31/98   $200,178  $ 33,694      ---         ---         ---        ---       $ 5,000
Director

Michael D. Price (4)        Y/E 12/31/00   $188,685  $ 30,000      ---         ---         ---        ---       $10,500
Vice President, Chief       Y/E 12/31/99   $176,231     ---        ---       $ 22,500      ---        ---       $ 5,000
Financial Officer,          Y/E 12/31/98   $155,958  $ 11,985      ---         ---         ---        ---       $ 5,000
Treasurer, Secretary and
Director

Robert J. Gyurik (5)        Y/E 12/31/00    $138,903 $ 30,000       ---         ---        ---        ---       $10,500
Vice President of           Y/E 12/31/99     $99,808    ---         ---      $ 67,500      ---        ---        ---
Pharmaceutical
Development and Director

Jordan A. Horvath (6)       Y/E 12/31/00    $112,109    ---       $11,625       ---        ---        ---        ---
Vice President and
General Counsel


-------------------------------

(1) The value of perquisites provided to the named executive officers did not exceed 10% of total compensation in any case.

(2) Mr. Murphy, Chairman of the Board, President and Chief Executive Officer, has been employed by the Company since September 1994. Mr.
         Murphy's annual salary is currently $385,200. During the year ended December 31, 1999, Mr. Murphy was awarded 80,000 shares of Common Stock of the Company as a bonus, which shares were treated as taxable income in the year 2000. The Company provided a loan to Mr. Murphy in March 2000, in the amount of $250,000, which Mr. Murphy used to pay the income taxes on such equity-based compensation. The loan, which bears interest at 6.59% annually, matures on March 17, 2003 and is secured by 28,000 shares of the Company's Common Stock, which are owned by Mr. Murphy. Interest accrues quarterly. During the years ended December 31, 2000, 1999 and 1998, the Company provided to Mr. Murphy matching funds totaling $970, $5,000 and $5,000, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan. During the year ended December 31, 2000, the Company also provided matching 401(k)
         contributions in the form of 1,149 shares of Common Stock valued at $9,530 (see "401(k) Retirement Plan").

               (Footnote explanations continue on following page)

(3) Dr. Stote, Senior Vice President and Chief Science Officer, has been employed by the Company since March 1992. As of August 31, 1998, Dr. Stote began working part time and receives an annual base salary of $75,000 plus compensation at the rate of $130 per hour for all hours worked on behalf of the Company in excess of twelve per week. During the year ended December 31, 1999, Dr. Stote was awarded 15,000 shares of Common Stock of the Company as a bonus. During the years ended December 31, 2000, 1999 and 1998, the Company provided to Dr. Stote matching funds totaling $283, $5,000 and $5,000, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan. During the year ended December 31, 2000, the Company also provided matching 401(k) contributions in the form of 1,230 shares of Common Stock valued at $10,217 (see "401(k) Retirement Plan").

(4)      Mr. Price,  Vice  President,  Chief  Financial  Officer,  Secretary and
         Treasurer, has been employed by the Company since March 1992. Mr. Price's annual salary is currently $194,381. During the year ended December 31, 1999, Mr. Price was awarded 15,000 shares of Common Stock of the Company as a bonus, which shares were treated as taxable income in the year 2000. The Company provided a loan to Mr. Price in March 2000, in the amount of $50,000, which Mr. Price used to pay the income taxes on such equity-based compensation. The loan, which bears interest at 6.59% annually, matures on March 17, 2003 and is secured by 6,000 shares of the Company's Common Stock, which are owned by Mr. Price. Interest accrues quarterly. During the years ended December 31, 2000, 1999 and 1998, the Company provided to Mr. Price matching funds totaling $551, $5,000 and $5,000, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan. During the year ended December 31, 2000, the Company also provided matching 401(k)
         contributions in the form of 1,247 shares of Common Stock valued at $9,949 (see "401(k) Retirement Plan").

(5) Mr. Gyurik, Vice President of Pharmaceutical Development, has been employed by the Company since March 1999. Mr. Gyurik's annual salary is currently $145,530. During the year ended December 31, 1999, Mr. Gyurik was awarded 40,000 shares of Common Stock of the Company as a sign-on bonus, which shares were treated as taxable income in the year 2000. The Company provided a loan to Mr. Gyurik in March 2000, in the amount of $140,000, which Mr. Gyurik used to pay the income taxes on such equity-based compensation. The loan, which bears interest at 6.59% annually, matures on March 31, 2003 and is secured by 16,000 shares of the Company's Common Stock, which are owned by Mr. Gyurik. Interest accrues quarterly. During the year ended December 31, 2000, the Company provided to Mr. Gyurik matching funds totaling $263, pursuant to the terms of a Company sponsored 401(k) retirement plan. During the year ended December 31, 2000, the Company also provided matching 401(k) contributions in the form of 1,245 shares of Common Stock valued at $10,237 (see "401(k) Retirement Plan").

(6) Mr. Horvath, Vice President and General Counsel, has been employed by the Company since August 2000. Mr. Horvath's annual salary is currently $304,500. During the year ended December 31, 2000, Mr. Horvath was awarded 1,500 shares of Common Stock of the Company as compensation in lieu of cash, which shares were treated as taxable income in the year 2000.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth the details of options granted to the individuals listed in the Summary Compensation table during the year ended December 31, 2000. No stock appreciation rights have been granted to date.


                                                                                               Potential
                                                                                              Realizable
                                                     Individual Grants                         Value at
                                                                                               Assumed
                                                                                             Annual Rates
                          ----------------------------------------------------------          of Stock
                            Number of      % of Total                                           Price
                           Securities     Options/SARs       Exercise                        Appreciation
                           Underlying      Granted to        or Base                        for Option Terms
                             Options      Employees in        Price      Expiration      -----------------------
           Name            Granted (#)    Fiscal Year       ($/share)       Date         5% ($)         10% ($)
           ----            -----------    -----------       ---------       ----         ------         -------


James R. Murphy (1)          75,000          13.2%          $ 5.88        1/3/10       $277,110      $   702,240

Robert M. Stote, M.D. (2)    10,000           1.8%          $ 5.88        1/3/10       $ 36,948      $    93,632

Michael D. Price (3)         15,000           2.6%          $ 5.88        1/3/10       $ 55,422      $   140,448

Robert J. Gyurik (4)         25,000           4.4%          $11.81        3/9/10       $185,720      $   470,653

Jordan A. Horvath (5)       150,000          26.3%          $ 7.75       8/14/10       $731,090      $ 1,852,725


---------------------------

(1) During the year ended December 31, 2000, Mr. Murphy was awarded ten-year stock options to purchase 75,000 shares of Common Stock, which vest on the first anniversary of the grant date.

(2) During the year ended December 31, 2000, Dr. Stote was awarded ten-year stock options to purchase 10,000 shares of Common Stock, which vest on the first anniversary of the grant date.

(3) During the year ended December 31, 2000, Mr. Price was awarded ten-year stock options to purchase 15,000 shares of Common Stock, which vest on the first anniversary of the grant date.

(4) During the year ended December 31, 2000, Mr. Gyurik was awarded ten-year stock options to purchase 25,000 shares of Common Stock, which vest on the first anniversary of the grant date.

(5) During the year ended December 31, 2000, Mr. Horvath was awarded ten-year stock options to purchase 150,000 shares of Common Stock, 50,000 of which vest and become exercisable on each of the first, second and third anniversaries of the grant date, respectively.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

         The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 2000 by, and the number and value at December 31, 2000 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.


                                                                           Number of
                                                                           Securities               Value of
                                                                           Underlying              Unexercised
                                                                          Unexercised             In-the-money
                                                                        Options/SARs at          Options/SARs at
                                                                       FY-End (# Shares)             FY-End ($)
                                    Shares                            ------------------        -----------------
                                   Acquired             Value             Exercisable/            Exercisable/
Name                            On Exercise (#)     Realized ($)          Unexercisable         Unexercisable (1)
----                            ---------------     ------------      ------------------        -----------------

James R. Murphy                        -                  -           728,000  /   17,400        $1,371,250/ -0-

Robert M. Stote, M.D.                  -                  -           567,500  /   -0-           $1,133,854/ -0-

Michael D. Price                       -                  -           446,500  /   -0-           $  891,145/ -0-

Robert J. Gyurik                     1,000             $4,313          40,000  /   -0-           $   58,125/ -0-

Jordan A. Horvath                      -                  -               -0-  /  150,000        $    -0- /  -0-




(1) Represents the closing price of the Company's Common Stock on the American Stock Exchange on December 29, 2000 minus the respective exercise prices.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

         No long-term incentive plan awards were granted to the individuals listed in the Summary Compensation table during the year ended December 31, 2000.

EMPLOYMENT AGREEMENTS

         Mr. James R. Murphy, Chairman of the Board, President and Chief Executive Officer, entered into an employment agreement with the Company dated as of July 1, 1998 providing for an initial term which expires on December 31, 2001. Under the terms of this agreement, as amended, Mr. Murphy's current annual base salary is $385,200. The Company also provides Mr. Murphy with an automobile expense allowance of $1,000 per month. The agreement with Mr. Murphy also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Murphy is entitled to a bonus award of 50% of his annual base salary upon (i) the attainment by the Company of two consecutive quarters of net profit, (ii) the closing of a year with a net profit, (iii) the announcement of a merger of the Company into another company or a sale or transfer of all or substantially all of the pharmaceutical assets of the Company or (iv) a change in control of the Company. The agreement with Mr. Murphy also provides that, upon termination following a change in control of the Company, Mr. Murphy shall be entitled to receive (i) a severance payment equal to 2.99 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Murphy through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Murphy prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including equal to the number of stock options held by Mr. Murphy prior to the effective date of such change in the Termination Options), and (iv) health and other benefits through the end of the term of the agreement or for a period of five years, whichever is greater. Pursuant to the agreement, if terminated without cause, Mr. Murphy will be entitled to a severance payment equal to two years of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Dr. Robert M. Stote, Senior Vice President and Chief Science Officer, entered into an employment agreement with the Company dated as of August 31, 1998 providing for an initial term which expires on August 31, 2001. Under the terms of this agreement, Dr. Stote's annual base salary is $75,000 plus compensation at the rate of $130 per hour for hours worked in excess of twelve per week. The agreement with Dr. Stote also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Dr. Stote is eligible for a bonus upon (i) the attainment by the Company of two consecutive quarters of pre-tax net profit or (ii) the announcement of a merger of the Company with another company. The agreement with Dr. Stote also provides that, upon termination following a change in control of the Company, Dr. Stote shall be entitled to receive (i) a severance payment equal to 2.99 times his average annual salary plus bonuses for the five year period preceding the year in which the change in control occurs, or that amount of salary that would have been due to Dr. Stote through the expiration of the term of this Agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Dr. Stote prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Dr. Stote will be entitled to a severance payment equal to 2.99 times the average of Dr. Stote's salary plus bonus for the five year period preceding the year in which the date of termination occurs and immediate vesting of all outstanding non-plan stock options.

         Mr. Michael D. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, entered into an employment agreement with the Company dated as of July 1, 1998 and under the terms of its amendment provides for a term which expires on June 30, 2001. Under the terms of this agreement, Mr. Price's current annual base salary is $194,381. The agreement with Mr. Price also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Price is eligible for a bonus upon (i) the attainment by the Company of two consecutive quarters of net profit, (ii) the closing of a year with a net profit, or (iii) the announcement of a merger of the Company into another Company or a sale or transfer of all of substantially all of the pharmaceutical assets of the Company. Mr. Price is entitled to a bonus of 50% of his annual salary upon a change in control of the Company. The agreement with Mr. Price also provides that, upon termination following a change in control of the Company, Mr. Price shall be entitled to receive (i) a severance payment equal to 2.9 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Price through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Price prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Mr. Price will be entitled to a severance payment equal to one year of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Mr. Robert J. Gyurik, Vice President of Pharmaceutical Development, entered into an employment agreement with the Company dated as of March 9, 1999 providing for an initial term which expires on December 31, 2001. Under the terms of this agreement, Mr. Gyurik's current annual base salary is $145,530. Under the agreement, Mr. Gyurik received a sign-on bonus of 40,000 shares of Common Stock. The agreement with Mr. Gyurik also provides for bonuses of up to 50% of his annual salary each year, based upon the attainment of research collaborations, at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Gyurik is eligible for a bonus upon the announcement of a merger of the Company into another Company or a sale or transfer of all or substantially all of the assets of the Company. Mr. Gyurik is entitled to a bonus of 50% of his annual salary upon a change in control of the Company. The agreement with Mr. Gyurik also provides that, upon termination following a change in control of the Company, Mr. Gyurik shall be entitled to receive (i) a severance payment equal to 2.9 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Gyurik through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Gyurik prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Mr. Gyurik will be entitled to a severance payment equal to one year of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Mr. Jordan A. Horvath, Vice President and General Counsel, entered into an employment agreement with the Company dated as of August 14, 2000 providing for an initial term which expires on December 31, 2003. Under the terms of this agreement, Mr. Horvath's current annual base salary is $304,500. The agreement with Mr. Horvath also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. The agreement with Mr. Horvath also provides that, upon termination following a change in control of the Company, Mr. Horvath shall be entitled to receive (i) a severance payment equal to 2.99 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Horvath through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Horvath prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including equal to the number of stock options held by Mr. Horvath prior to the effective date of such change in the Termination Options), and (iv) health and other benefits through the end of the term of the agreement or for a period of five years, whichever is greater. Pursuant to the agreement, if terminated without cause, Mr. Horvath will be entitled to a severance payment equal to two years of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Pacific Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during the year ended December 31, 2000, all Section 16(a) filing requirements have been satisfied.

1991 STOCK OPTION PLAN

         The Company's 1991 Stock Option Plan (the "1991 Plan") was unanimously adopted by the Board of Directors on September 30, 1991, approved by the stockholders at the December 1991 Annual Meeting of Stockholders and amended to increase the number of shares available under the plan to an aggregate of 1,000,000 by the stockholders at the February 1993, June 1994, June 1997 and June 1999 Annual Meetings of Stockholders. The purpose of the 1991 Plan is to promote the interests of the Company in attracting and retaining employees (including officers) and experienced and knowledgeable non-employee directors for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

         During the fiscal year ended December 31, 2000, options to purchase 33,000 shares of Common Stock were granted to employees of the Company who are not executive officers. Such options were granted at prices ranging from $6.37 to $10.63 per share, representing the fair market value of the Common Stock on the dates of grant. These options expire on various dates ranging from March 15, 2010 to October 2, 2010.

2001 EMPLOYEE STOCK OPTION PLAN

         The Company's 2001 Employee Stock Option Plan was unanimously adopted by the Board of Directors on March 30, 2001, and is presented for approval by the stockholders at the Meeting. See "Proposal 2." The purpose of this plan is to promote the interests of the Company in attracting and retaining employees (including employees who are officers and directors) for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

2001 DIRECTORS' STOCK OPTION PLAN

         The Company's 2001 Directors' Stock Option Plan was unanimously adopted by the Board of Directors on March 30, 2001, and is presented for approval by the stockholders at the Meeting. See "Proposal 3." The purpose of this plan is to promote the interests of the Company in attracting and retaining experienced and knowledgeable non-employee directors for the Company by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

401(K) RETIREMENT PLAN

         The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% to 15% of their respective total annual income from the Company, subject to maximum aggregate annual contribution imposed by the Internal Revenue Code of 1986, as amended (the "Code"). All full-time employees who work for the Company in the U.S. are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Cash contributions are fully vested and nonforfeitable. The Company made matching cash contributions to the 401(k) Plan for the 2000 fiscal year in the amount of $2,426 and in the form of 7,017 shares of the Company's Common Stock valued at $57,446. The Company is currently matching 100% of each eligible employee's contribution in 2001 with shares of the Company's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company provided loans to each of Messrs. Murphy, Price and Gyurik, in the amounts of $250,000, $50,000 and $140,000, respectively, in March 2000, which Messrs. Murphy, Price and Gyurik used to pay the income taxes on equity-based compensation received in the prior year. The loans, which bear interest at 6.59% annually, mature in March 2003 and are secured by 28,000, 6,000 and 16,000 shares of the Company's Common Stock owned by Messrs. Murphy, Price and Gyurik, respectively. Interest on the loans accrues quarterly.

AUDIT COMMITTEE REPORT

         In accordance with its charter adopted by the Board of Directors (attached as Appendix A), the Audit Committee assists the Board in fulfilling its responsibilities relating to the Company's audited financial reports, accounting procedures and financial controls. The Audit Committee reviews the procedures and results of the Company's independent audits, and provides a direct communications link to the Board of Directors from Deloitte & Touche, LLP, the Company's independent auditors, and the Company's chief financial officer to help assure the quality of the Company's financial reporting and control systems.

         During 2000, the Audit Committee met two times and the committee chair, as representative of the committee, began holding discussions with the chief financial officer and independent auditors regarding the interim financial information contained in the Company's quarterly reports on Form 10-Q prior to filing with the Securities and Exchange Commission.

         AUDITOR INDEPENDENCE AND 2000 AUDIT. To fulfill its duties, the Audit Committee obtained a formal written report of the independent auditors describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committee" and reviewed the results of the independent auditors' examination of the financial statements.

         2000 FINANCIAL STATEMENTS AND RECOMMENDATIONS OF THE COMMITTEE. The Audit Committee reviewed the Company's audited financial statements as of and for the year ended December 31, 2000 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the review discussed above and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

         AUDIT FEES. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company's financial statements as of and for the year ended December 31, 2000 and the review of the financial statements in the Company's Form 10-Q filings for the year were $80,000.

         ALL OTHER FEES. The aggregate fees billed by the independent auditors during 2000 for non-audit and non-information systems related services were $30,000. These services consisted of tax consultation, tax compliance and tax research services. The independent auditors did not provide professional services during 2000 for the operation of the Company's information systems or financial system design and implementation. The Audit Committee considered whether, and has determined that, the provision of these services is compatible with maintaining the independent auditors' independence.

DISCLAIMER

         This report is being provided to the Company's stockholders solely for informational purposes. You should not consider this report to be "soliciting material" or to be "filed" with the SEC. It also is not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Security Exchange Act of 1934. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                                 AUDIT COMMITTEE
                                 William Packer, Chairman
                                 Charles L. Bolling
                                 Miguel Fernandez

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors, which is currently comprised of all non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other executive employees whose annual compensation exceeds $100,000. The compensation levels of such officers, Directors and employees are subject to the approval of the Board of Directors.

         The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

         The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract, retain and motivate qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on recruiting, hiring, retaining and motivating high quality personnel and recognize that by offering executives employment agreements, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the compensation for Mr. Murphy, who serves as President and Chief Executive Officer.

         In determining compensation, the Compensation Committee considers, among other things, the performance of the Company, improvement in financial position, strategic alliances, acquisition of products, product registration, raising of capital, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The
Compensation   Committee  also  surveyed  executive  compensation  of  similarly situated companies and retained the services of an independent law firm, experienced in employment and compensation matters, for the purpose of obtaining independent, objective guidance with respect to the Committee's performance of its duties.

         Compensation through the periodic grant of Common Stock and stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

         For the year 2000, Mr. Murphy, recommended merit increases and base salary amounts for each officer other than himself based on his assessment of each officer's individual performance and accomplishment of corporate and personal objectives. We evaluated Mr. Murphy's recommendations regarding each officer's compensation, taking into account the officer's tenure and our subjective assessment of individual performance. We considered Mr. Murphy's recommendations with respect to merit increases and base salary amounts. We reviewed the accomplishments and performance of such officers and comparative compensation data from similar or competing companies and then approved compensation packages for each of the Company's officers.

         A significant portion of the direct compensation of officers consists of annual incentive bonuses. Bonus targets are closely tied to performance measures, at both the corporate level and at individual areas of responsibility. Mr. Murphy recommended specific bonuses for all officers other than himself. We evaluated Mr. Murphy's recommendations regarding each officer's bonus, taking into account Mr. Murphy's assessment of each officer's individual performance and our subjective assessment of individual performance, in addition to accomplishment of corporate objectives. We then approved the bonuses to be awarded for the calendar year 2000.

         Future increases in executive compensation will be based upon the satisfaction of pre-established individual objectives, extraordinary individual contributions, corporate milestones and financial performance of the Company.

DISCLAIMER

         This report is being provided to the Company's stockholders solely for informational purposes. You should not consider this report or the stock price performance graph that follows to be "soliciting materials" or to be "filed" with the SEC. They are not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Security Exchange Act of 1934. In addition, this report and the performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                                                  COMPENSATION COMMITTEE
                                                  Michael McGovern, Chairman
                                                  Charles L. Bolling
                                                  Russell Cleveland
                                                  Miguel Fernandez
                                                  William Packer

COMMON STOCK PERFORMANCE

         The graph presented below compares the cumulative total stockholder return on the Company's Common Stock for the five years ended December 31, 2000 with the cumulative total stockholder return for such period reflected in the Standard and Poor's (S&P) 500 Stock Index and in a peer group index of three competing pharmaceutical companies (Dura Pharmaceuticals, Inc., MacroChem Coporation and Noven Pharmaceuticals, Inc. The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the companies in the peer group at the market close on December 31, 1995 and (ii) the reinvestment of all dividends.




                              [GRAPH APPEARS HERE]

                            TOTAL SHAREHOLDER RETURNS
                            -------------------------
                             (Dividends Reinvested)


                                                                        ANNUAL RETURN PERCENTAGE
                                                                              Years Ending
Company Name/Index                                        Dec 96      Dec 97     Dec 98       Dec 99         Dec 00
--------------------------------------------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS                                    16.67       -9.52     -36.84       312.53          -5.06
S&P 500 INDEX                                              22.96       33.36      28.58        21.04          -9.10
NEW PEER GROUP                                            126.68       -7.33     -59.35        12.55          78.08




                                                                                       INDEXED RETURNS
                                                       Base                              Years Ending
                                                      Period
Company Name/Index                                    Dec 95         Dec 96      Dec 97     Dec 98       Dec 99         Dec 00
-------------------------------------------------------------------------------------------------------------------------------

BENTLEY PHARMACEUTICALS                                 100          116.67      105.56      66.67       275.02         261.11
S&P 500 INDEX                                           100          122.96      163.98     210.85       255.21         231.98
PEER GROUP                                              100          226.68      210.07      85.39        96.10         171.14





Peer Group Companies
--------------------
DURA PHARMACEUTICALS, INC.
MACROCHEM CORPORATION
NOVEN PHARMACEUTICALS, INC.

                                   PROPOSAL 2

            APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK OPTION PLAN

         On March 30, 2001, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 2001 Employee Stock Option Plan. The 2001 Employee Stock Option Plan is herein referred to as the "Employee Plan". The Employee Plan is designed to provide an incentive to key employees of the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

         The Employee Plan is being proposed at this time due to the expiration of the 1991 Plan on September 30, 2001.

         The following summary of certain material features of the Employee Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Employee Plan, a copy of which is set forth as Appendix B to this Proxy Statement.

SHARES SUBJECT TO THE EMPLOYEE PLAN AND ELIGIBILITY

         The Employee Plan authorizes the grant of options to purchase a maximum of 1,000,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) of the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Employee Plan. All of the employees of the Company are currently eligible to receive grants of options under the Employee Plan.

         No options have been granted under the Employee Plan.

         On March 30, 2001, the high and low sales prices of the Company's Common Stock as reported by the American Stock Exchange were $4.55 and $4.80 per share, respectively.

TYPE OF OPTIONS

         Options granted under the Employee Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, or nonqualified stock options which do not qualify as ISOs ("NQSOs").

ADMINISTRATION

         The Employee Plan will be administered by the compensation committee of the Board of Directors (the "Committee") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The current members of the Committee are Michael McGovern (chairman), Charles Bolling, Russell Cleveland, Miguel Fernandez and William Packer.

         Among other things, the Committee is empowered to determine, within the express limits contained in the Employee Plan: the employees to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Employee Plan and to make all other determinations necessary or advisable for administering the Employee Plan and to construe the Employee Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Employee Plan will be subject to, among other things, the following terms and conditions:

(a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO, or of any option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, and may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

(b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

(c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

(d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company's Common Stock having an aggregate fair market value on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof. The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Committee, to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price.

(e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

(f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee is terminated for any reason (other than the death, disability or retirement of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. If the employee is terminated following a change of control of the Company, the employee may exercise all options whether or not they had become exercisable. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability or (retirement), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability or retirement may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of the Company.

(g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the Employee Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to optionees and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE EMPLOYEE PLAN

         No option may be granted under the Employee Plan after March 30, 2011. The Board of Directors may at any time terminate or amend the Employee Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the Employee Plan and the sale of any underlying security. This description is based on current law, which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

ISOS EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

         If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

NQSOS EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES

         If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

         However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

         The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

         Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

ALTERNATIVE MINIMUM TAX

         In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment, which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

                                   PROPOSAL 3

           APPROVAL OF THE COMPANY'S 2001 DIRECTORS' STOCK OPTION PLAN

         On March 30, 2001, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 2001 Directors' Stock Option Plan. The 2001 Directors' Stock Option Plan is herein referred to as the "Directors' Plan". The Directors' Plan is designed to provide an incentive to key non-employee directors of the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

         The Directors' Plan is being proposed at this time due to the expiration of the 1991 Plan on September 30, 2001.

         The following summary of certain material features of the Directors' Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Directors' Plan, a copy of which is set forth as Appendix C to this Proxy Statement.

         For a description of the current practice of the Company regarding the award of options to non-employee directors, see "Proposal 1 - Election of Directors - Remuneration of Non-Employee Directors."

SHARES SUBJECT TO THE DIRECTORS' PLAN AND ELIGIBILITY

         The Directors' Plan authorizes the grant of options to purchase a maximum of 500,000 shares of the Company's Common Stock (subject to adjustment as described below) to non-employee directors of the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Directors' Plan. All of the non-employee directors of the Company are currently eligible to receive grants of options under the Directors' Plan.

         No options have been granted under the Directors' Plan.

         On March 30, 2001, the high and low sales prices of the Company's Common Stock as reported by the American Stock Exchange were $4.55 and $4.80 per share, respectively.

TYPE OF OPTIONS

         Options granted under the Directors' Plan shall be nonqualified stock options ("NQSOs") which do not qualify as incentive stock options ("ISOs"), within the meaning of Section 422 of the Code (the "Code").

ADMINISTRATION

         The Directors' Plan will be administered by the compensation committee of the Board of Directors (the "Committee") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The current members of the Committee are Michael McGovern (chairman), Charles Bolling, Russell Cleveland, Miguel Fernandez and William Packer.

         Among other things, the Committee is empowered to determine, within the express limits contained in the Directors' Plan: the directors to be granted options, the times when options shall be granted, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Directors' Plan and to make all other determinations necessary or advisable for administering the Directors' Plan and to construe the Directors' Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Directors' Plan will be subject to, among other things, the following terms and conditions:

(a) The exercise price of each option will be determined by the Committee but may not be less than the fair market value of the Company's Common Stock on the date of grant.

(b) Options may be granted for terms determined by the Committee; provided, however, that the term may not exceed 10 years.

(c) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company's Common Stock having an aggregate fair market value on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof. The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Committee, to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price.

(d) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

(e) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as a director is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the board appoints the optionee as a director emeritus, the option will expire in accordance with its terms, not in three months. If an optionee ceases to be a director because of his removal or failure to be nominated for re-election to the board or due to a termination of director emeritus status, within three years following a change of control of the Company, the optionee may exercise all options whether or not they had become exercisable. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability or retirement), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option.

(f) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the Directors' Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to optionees, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or
(ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE DIRECTORS' PLAN

         No option may be granted under the Directors' Plan after March 30, 2011. The Board of Directors may at any time terminate or amend the Directors' Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the Directors' Plan and the sale of any underlying security. This description is based on current law, which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

NQSOS EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES

         If previously acquired shares are surrendered in full or partial payment of the exercise price of an option, gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares").

         The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

         Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

                                  MISCELLANEOUS

VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1). The affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the Employee Plan (Proposal 2) and the Directors' Plan (Proposal 3). For purposes of Proposals 1, 2 and 3, abstentions and broker non-votes are not considered cast with respect to such proposals.

INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 2000 and for the year ending December 31, 2001. Representatives of Deloitte & Touche LLP plan to be present at the Meeting.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting, which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its office at 65 Lafayette Road, North Hampton, New Hampshire 03862 by January 9, 2002. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has not engaged a proxy solicitor to solicit proxies; however, proxies may be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                           By Order of the Board of Directors

                                           MICHAEL D. PRICE
                                           Secretary

North Hampton, NH
April 3, 2001

                                                                      Appendix A

                             Audit Committee Charter

                          BENTLEY PHARMACEUTICALS, INC.

    ------------------------------------------------------------------------

Objectives
----------

         (1) To review the procedures and results of the Company's independent auditing function and to act as necessary on behalf of the board of directors between board meetings with respect to the Company's audited financial reports, accounting procedures and financial controls.

         (2) To provide a direct communications link to the board of directors from the Company's independent auditors and the chief financial officer, and to help assure the quality of the Company's financial reporting and control systems.

Duties and Responsibilities
---------------------------

         The Audit Committee, acting, where applicable, by unanimous consent, shall have the following duties and responsibilities:

         (1) Review the comments of the independent auditors with respect to management's internal control procedures and practices for safeguarding assets, authorizing and recording transactions and complying with company policies.

         (2) Approve any significant changes in the Company's accounting principles or financial reporting practices.

         (3) Review the Company's audited or unaudited financial statements including those contained in its annual report on Form 10-K before public distribution.

         (4) Review the annual audit plan of the independent auditors. Ensure the receipt from the independent auditors of a formal written statement delineating all relationships between such auditors and the Company, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with such auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors; and take, or recommend that the full board take, appropriate action to ensure the independence of such outside auditors.

         (5) Meet with the independent auditors prior to the release to the general public of any earnings information for fiscal quarters and year end.

         (6) Acknowledge the independent auditor's ultimate accountability to the board of directors and the Audit Committee, as representatives of the shareholders.

         (7) Review the Company's organization to accomplish management's financial reporting and control responsibilities.

         (8) Review compliance with applicable regulatory and financial reporting requirements.

         (9) Conduct such other reviews as are necessary or advisable to discharge the foregoing responsibilities.

         (10) Review and reassess, on an annual basis, the adequacy of this Audit Committee Charter.

         (11) Acknowledge the Audit Committee's responsibility to select, evaluate, and, where appropriate, replace the firm of independent auditors and to recommend annually to the board of directors the firm of independent auditors to examine the Company's financial statements.

         (12) Meet quarterly, or more frequently as needed, to carry out the foregoing duties and responsibilities.

         (13) Report to the board of directors at the next board meeting after each Audit Committee meeting.


Membership
----------

         (1) The Audit Committee shall be comprised of three independent members of the board of directors, or such greater number of independent members of the board of directors (and/or one additional director who is not independent as defined by the listing standards of the American Stock Exchange, and is not a current employee or an immediate family member of such employee, provided that the board of directors, under exceptional and limited circumstances, determines that membership on the committee by such individual is required by the best interests of the corporation and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination) as the board of directors shall from time to time so specify.

         (2) Each Member of the Audit Committee shall be able, or shall become able within a reasonable period of time after appointment to the Audit Committee, to read and understand financial statements, including balance sheets, income statements, and cash flow statements.

         (3) At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                                                      Appendix B

                         2001 EMPLOYEE STOCK OPTION PLAN
                                       OF
                          BENTLEY PHARMACEUTICALS, INC.

         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees) of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph
19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $0.02 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 1,000,000 (one million) shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option, which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. ELIGIBILITY. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of the Company or any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 250,000 shares (the "Section 162 Maximum"); provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair  market  value of a share of Common  Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
(a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         6. TERM. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         7. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately; provided, further, that if the Company terminates the employee's employment within a three-year period after a change in control of the Corporation (as defined in Paragraph 19), the employee during the three-month period after termination (but not after the date on which the option would otherwise expire) may exercise all or any part of the remaining unexercised portion of the option notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of termination.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of the Company, its Parent or any of its Subsidiaries or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         9. DEATH, DISABILITY OR RETIREMENT OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies
(a) while he is employed by the Company,  its Parent or any of its Subsidiaries,
(b) within three months after the termination of the optionee's employment relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment relationship by reason of the optionee's Disability or Retirement (as defined in Paragraph 19), the options granted to the optionee as an employee of the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability or Retirement may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

         In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on March 30, 2001. No option may be granted under the Plan after March 30, 2011. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         15. WITHHOLDING TAXES. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.      Definitions.
         -----------

                  (1) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through
         (E), as determined by the Board of Directors.

                  (2) "change in control of the Company" shall mean any acquisition by any corporation, person or entity, of the beneficial ownership, directly or indirectly, of voting stock of the Corporation resulting in such corporation, person or entity owning, directly or indirectly, 50% or more of such voting stock. For the purpose of the foregoing definition of change in control of the Company, any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of voting stock of the Company (i) which it has the right to acquire, hold or vote pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity (A) with which it or its "affiliate" or "associate" (as those terms are defined in Rule 12b-2 promulgated under the Exchange Act) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting stock of the Company, or (B) which is its "affiliate" or "associate". In computing the aforesaid percentage, the outstanding shares of voting stock of the Company shall include shares deemed owned through application of clauses (i) and (ii) but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options or otherwise.

                  (3) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                  (4) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  (5)   "Legal   Representative"   shall   mean  the   executor,
         administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                  (6) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

                  (7) "Retirement" shall mean retirement no earlier than the normal retirement age pursuant to any pension or retirement plan of the Company or a Subsidiary or Parent.

                  (8) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         20. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted.

         Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before December 31, 2001, the Plan and any options granted hereunder shall terminate.

                                                                      Appendix C

                        2001 DIRECTORS' STOCK OPTION PLAN
                                       OF
                          BENTLEY PHARMACEUTICALS, INC.

         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is intended to provide an incentive to members and former members of the Board of Directors who are not employees of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of nonqualified stock options ("NQSOs") which do not qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $0.02 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 500,000 (five hundred thousand) shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option, which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"); whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. ELIGIBILITY. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to directors who are not employees of the Company or any of its Subsidiaries, as the Administrators may determine in their sole discretion, or approve a formula pursuant to which such directors are automatically granted options from time to time. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion.

         5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion, provided, however, that the exercise price shall not be less than the fair market value of the Common Stock subject to such option on the date of grant.

         The fair  market  value of a share of Common  Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
(a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         6. TERM. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

         7. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract or in the Plan, any optionee, other than a Director Emeritus (as such term is define in Paragraph 19) whose membership on the Board of Directors of the Company has terminated for any reason other than the death or Disability of the optionee or the engagement of the optionee as an employee of the Company, may exercise any option granted to the optionee, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such directorship is terminated for Cause (as defined in Paragraph 19), such option shall terminate immediately; provided, further, that if the optionee ceases to be a director as the result of his removal or failure to be nominated for re-election to the Board, or his Director Emeritus status is terminated, within three years after a change in control of the Company (as defined in Paragraph 19), such optionee, during the three month period after cessation of service or termination of status, may exercise all or any part of the remaining unexercised portion of the option notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of cessation of service or termination of status. Except hereinabove provided, in the event an optionee shall cease to serve on the Board but shall have been designated as a Director Emeritus, his option shall continue to be exercisable as though such Director Emeritus continued to serve as a director.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue as a director of the Company or interfere in any way with any right of the Company to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is a member of the Board of Directors of the Company, (b) within three months after the termination of the optionee's directorship with the Company (unless such termination was for Cause) or (c) within one year following the termination of such directorship by reason of the optionee's Disability, the options granted to the optionee may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose directorship with the Company has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, and the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

         In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on March 30, 2001. No option may be granted under the Plan after March 30, 2011. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, to comply with the provisions of Rule 16b-3 or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) change the eligibility requirements for individuals entitled to receive options hereunder, or (b) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         15. WITHHOLDING TAXES. The Company may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, or (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.      Definitions.
         -----------

                  (1) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

                  (2) "change in control of the Company" shall mean any acquisition by any corporation, person or entity, of the beneficial ownership, directly or indirectly, of voting stock of the Corporation resulting in such corporation, person or entity owning, directly or indirectly, 50% or more of such voting stock. For the purpose of the foregoing definition of change in control of the Company, any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of voting stock of the Company (i) which it has the right to acquire, hold or vote pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity (A) with which it or its "affiliate" or "associate" (as those terms are defined in Rule 12b-2 promulgated under the Exchange Act) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting stock of the Company, or (B) which is its "affiliate" or "associate". In computing the aforesaid percentage, the outstanding shares of voting stock of the Company shall include shares deemed owned through application of clauses (i) and (ii) but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options or otherwise.

                  (3) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies, or any Parent or any Subsidiary of such corporation.

                  (4) "Director Emeritus" shall mean an honorary title granted by majority vote of the members of the Board then serving.

                  (5) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  (6)   "Legal   Representative"   shall   mean  the   executor,
         administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                  (7) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

                  (8) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         20. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before December 31, 2001, the Plan and any options granted hereunder shall terminate.

                          BENTLEY PHARMACEUTICALS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby appoints James R. Murphy, Michael D. Price and Jordan A. Horvath and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 9, 2001, at 11:00 a.m., local time, at the Hyatt Harborside Hotel at Boston's Logan International Airport located at 101 Harborside Drive, Boston, Massachusetts 02128 and at any adjournments or postponements thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

1. The election of Class II Directors until the 2004 Annual Meeting of Stockholders, or until the election and qualification of their respective successors:

|_|    FOR ALL NOMINEES       |_|    WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority for any        Nominees:  Charles L. Bolling
individual nominee, strike a line through the                 Robert J. Gyurik
nominee's name on the list at right.)                         William A. Packer


2.     The proposal to approve the Company's 2001 Employee Stock Option Plan.

       |_|   FOR             |_|    AGAINST             |_|   ABSTAIN


3.     The proposal to approve the Company's 2001 Directors' Stock Option Plan.

       |_|   FOR             |_|    AGAINST             |_|   ABSTAIN

4. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES LISTED ABOVE AND "FOR" PROPOSALS 2 AND 3.

The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting,
(ii) the Proxy Statement and (iii) the Company's 2000 Annual Report.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.


                                 _________________________________
                                 Signature

                                 _________________________________
                                 Print Full Name

                                 _________________________________
                                 Signature

                                 ________________________________
                                 Print Full Name


                                 Dated: ______________________, 2001

NOTE: Please sign exactly as your name appears hereon and mail it promptly. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                      -2-